                                                                   EX-99.906CERT


                           SECTION 906 CERTIFICATION

         Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Nations Balanced Target Maturity Fund, Inc. (the "Registrant"), hereby certifies, to the best of his knowledge, that the Registrant's report on Form N-CSR for the period ended March 31, 2004 (the "Report") fully complies with the requirements of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

         Date: May 28, 2004


                                             /s/ Edward D. Bedard
                                             ---------------------------
                                             Edward D. Bedard
                                             President
                                             Nations Balanced Target Maturity
                                               Fund, Inc.

                                                                   EX-99.906CERT


                           SECTION 906 CERTIFICATION

         Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Nations Balanced Target Maturity Fund, Inc. (the "Registrant"), hereby certifies, to the best of his knowledge, that the Registrant's report on Form N-CSR for the period ended March 31, 2004 (the "Report") fully complies with the requirements of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

         Date: May 28, 2004


                                             /s/ Gerald Murphy
                                             ---------------------------
                                             Gerald Murphy
                                             Chief Financial Officer
                                             Nations Balanced Target Maturity
                                               Fund, Inc.